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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 2003


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

         PENNSYLVANIA                                 25-0900168
 (State or other jurisdiction                      (I.R.S. Employer
       of incorporation)                          Identification No.)


                               WORLD HEADQUARTERS
                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


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ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 - DISCLOSURE OF RESULTS OF OPERATIONS
AND FINANCIAL CONDITION

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, is furnished pursuant to Item 12, "Results of Operations and Financial Condition".

On April 30, 2003, Kennametal Inc. ("Kennametal") issued a press release announcing financial results for its third quarter ended March 31, 2003.

The press release contains non-GAAP financial measures, including gross profit, operating expense, operating income, net income (loss) and diluted EPS in each case excluding special items. The special items include: restructuring charges, Widia integration costs and goodwill impairment. Kennametal management excludes these items in measuring and compensation internal performance to better understand underlying operations. We believe investors should have available the same information that management uses to measure and compensate performance. Kennametal management believes that presentation of these non-GAAP financial measures provides useful information into the results of operations of the company for the current, past and future periods.

Kennametal also presents free operating cash flow and primary working capital in the press release.

Free operating cash flow is a non-GAAP presentation and is defined as cash provided by continuing operations (in accordance with GAAP) less capital expenditures and proceeds from asset disposals. Free operating cash flow is considered to be an important indicator of Kennametal's ability to generate liquidity because it better represents cash generated from operations that can be used for strategic initiatives, dividends or debt repayment.

Primary working capital is a non-GAAP presentation and is defined as accounts receivable, net of allowance for doubtful accounts, plus inventories minus accounts payable. The most directly comparable GAAP number is working capital which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal's performance in managing certain assets and liabilities controllable at the business unit level and is used as such for internal performance measurement.

Additionally, during our quarterly teleconference we may use various non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G.

EBIT
----
EBIT is an acronym for Earnings Before Interest and Taxes and is not a calculation in accordance with accounting principles generally accepted in the United States (GAAP). However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company's operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP.

                                      - 2
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


   Kennametal Inc. EBIT Reconciliation             Quarter Ended
                                                      March 31,                            As a percentage of sales
                                            -----------------------------                ----------------------------
                                              2003                  2002                  2003                  2002
                                            -------               -------                ------                ------

Operating income, as reported               $24,604               $27,280                  5.5%                  6.9%
Adjusted other (expense) income(1)           (1,084)                  124
                                            -------               -------
EBIT                                         23,520                27,404                  5.1%                  7.0%
Special charges                               5,198                 5,165
                                            -------               -------
EBIT, excluding special charges             $28,718               $32,569                  6.3%                  8.3%


(1) Other expense (income), as reported       ($713)                  $14
Interest income                                (777)                 (348)
Securitization fees                             406                   458
                                            -------                ------
Adjusted other (expense) income             ($1,084)                 $124



                                                          Quarter Ended
                                                            March 31,
                                            ------------------------------------------
MSSG SEGMENT                                        2003                 2002
------------                                        ----                 ----

Sales, as reported                             $     297,995         $     224,971

LESS:
-----
Widia sales                                           54,407                    --
Foreign currency exchange                             12,425                    --
                                               -------------         -------------
Adjusted Sales                                 $     231,163         $     224,971


                                                           Quarter Ended
                                                             March 31,                         As a-                 As a
                                              -----------------------------------------    Percentage of         Percentage of
MSSG EBIT                                            2003                 2002               2003 Sales           2002 Sales
---------                                            ----                 ----               ----------           ----------

MSSG operating income, as reported               $      24,156        $      25,999             8.1%                 11.6%
Other (expense) income                                    (206)                 640
                                                 -------------        -------------
EBIT                                                    23,950               26,639
Adjustments:
    MSSG Restructuring                                   1,077                1,904
    Widia Integration                                    1,911                   --
                                                 -------------        -------------
EBIT, excluding special charges                  $      26,938        $      28,543             9.0%                 12.7%


                                       -3

                                                          Quarter Ended
                                                            March 31,
                                            ------------------------------------------
AMSG SEGMENT                                        2003                 2002
------------                                        ----                 ----
Sales, as reported                             $      79,039         $      72,879

LESS:
-----
Foreign currency exchange                              3,399                    --
                                               -------------         -------------
Adjusted Sales                                 $      75,640         $      72,879

                                                           Quarter Ended
                                                             March 31,                          As a                 As a
                                              -----------------------------------------    Percentage of         Percentage of
AMSG EBIT                                            2003                 2002               2003 Sales           2002 Sales
---------                                            ----                 ----               ----------           ----------

AMSG operating income, as reported               $       8,757        $       6,988             11.1%                  9.6%
Other (expense)                                            (96)                (135)
                                                 -------------        -------------
EBIT                                                     8,661                6,853
Adjustments:
    AMSG restructuring                                   1,104                  619
    Widia Integration                                       18                   --
                                                 -------------        -------------
EBIT, excluding special charges                  $       9,783        $       7,472             12.4%                 10.3%


                                                          Quarter Ended
                                                            March 31,
                                            ------------------------------------------
J&L SEGMENT                                         2003                 2002
-----------                                         ----                 ----
Sales, as reported                             $      51,729         $      58,873

LESS:
-----
Strong Tool Co. sales                                     --                 7,802
Foreign exchange                                         670                    --
                                               -------------         -------------
Adjusted Sales                                 $      51,059         $      51,071


                                                           Quarter Ended
                                                             March 31,                          As a                 As a
                                              -----------------------------------------    Percentage of         Percentage of
J&L EBIT                                             2003                 2002               2003 Sales           2002 Sales
--------                                             ----                 ----               ----------           ----------

J&L operating income, as reported                $       1,323        $       1,208             2.6%                 2.1%
Other (expense)                                            (6)                   (7)
                                                 ------------         -------------
EBIT                                                     1,317                1,201
Adjustments:
    J&L restructuring                                      801                2,375
                                                 -------------        -------------
EBIT, excluding special charges                  $       2,118        $       3,576             4.1%                 6.1%

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

                                                          Quarter Ended
                                                            March 31,
                                            ------------------------------------------
FSS SEGMENT                                         2003                 2002
-----------                                         ----                 ----

Sales, as reported                             $      30,480         $      37,129
Adjustments                                               --                    --
                                               -------------         -------------
Adjusted Sales                                 $      30,480         $      37,129


                                                           Quarter Ended
                                                             March 31,                          As a                 As a
                                              -----------------------------------------    Percentage of         Percentage of
FSS EBIT                                             2003                 2002               2003 Sales           2002 Sales
--------                                             ----                 ----               ----------           ----------

FSS operating income, as reported                $          31        $         380             .1%                  1.0%
Other (expense)                                             --                   (6)
                                                 -------------        -------------
EBIT                                                        31                  374
Adjustments:
    FSS restructuring                                        9                  264
                                                 -------------        -------------
EBIT, excluding special charges                  $          40        $         638             .1%                  1.7%

                                                                                 Forecasted Results
                                                                                                   Twelve Month
                                                                    Quarter Ended                  Period Ended
                                                                   ----------------------------------------------
RECONCILIATION OF EPS                                               June 30, 2003                  June 30, 2003
---------------------                                               -------------                  -------------

Forecasted earnings on a GAAP basis                                $0.17 - $0.37                   $0.82 - $1.02
Excluding Forecasted Restructuring and Integration costs           $0.21 - $0.06                   $0.53 - $0.38
                                                                   -------------                   -----------
Forecasted EPS excluding restructuring and integration             $0.38 - $0.43                   $1.35 - $1.40
Excluding Forecasted Widia dilution                                $0.02 - $0.02                   $0.15 - $0.15
                                                                   -------------                   -------------
Forecasted EPS, excluding restructuring and integration and
Widia dilution                                                     $0.40 - $0.45                   $1.50 - $1.55
Excluding pension income decline                                   $0.04 - $0.04                   $0.17 - $0.17
                                                                   -------------                   -------------
Forecasted EPS, excluding restructuring and integration, Widia
dilution and pension income decline                                $0.44 - $0.49                   $1.67 - $1.72

                                            Exhibit Index
Exhibit                                     Description
-------                                     -----------

  99.1          Press Release dated April 30, 2003.  Furnished herewith.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KENNAMETAL INC.



     Date:    April 30, 2003           By:  /s/ TIMOTHY A. HIBBARD
                                            -----------------------------------
                                            Timothy A. Hibbard
                                            Corporate Controller and
                                            Chief Accounting Officer




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